                                                               EXHIBIT (a)(1)(v)

                       NOTICE OF GUARANTEED DELIVERY FOR

                               ZAPATA CORPORATION

                OFFER TO PURCHASE FOR CASH 500,000 SHARES OF ITS
                    COMMON STOCK, PAR VALUE $0.01 PER SHARE
                      AT A PURCHASE PRICE OF $28 PER SHARE

     As set forth in Section 3 of the Offer to Purchase, dated November 20, 2002, this Notice of Guaranteed Delivery, or a facsimile hereof, must be used to accept the tender offer if:

          (a) certificates representing shares of common stock, par value $0.01 per share, of Zapata Corporation, a Nevada corporation, cannot be delivered prior to the "expiration date" (as defined in Section 1 of the Offer to Purchase); or

          (b) the procedure for book-entry transfer cannot be completed before the "expiration date" (as defined in Section 1 of the Offer to Purchase); or

          (c) time will not permit a properly completed and duly executed Letter of Transmittal, or manually signed facsimile thereof, and all other required documents to reach the Depositary referred to below before the expiration date.

     This form or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary so that it is received by the Depositary before the expiration date. See Section 3 of the Offer to Purchase.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 59 Maiden Lane
                                  Plaza Level
                            New York, New York 10038

                   By Facsimile Transmission: (718) 234-5001
                        (For Eligible Institutions only)

                      Confirm by Telephone: (800) 937-5449

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA THE FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO ZAPATA CORPORATION OR THE INFORMATION AGENT OF THE TENDER OFFER WILL NOT BE FORWARDED TO THE DEPOSITARY AND, THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Notice of Guaranteed Delivery form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" (as defined in Section 3 of the Offer to Purchase) under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Zapata Corporation, a Nevada corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 20, 2002, (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "offer"), receipt of both which are hereby acknowledged, the number of shares of common stock, par value $.01 per share, of the Company listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.


------------------------------------------    ------------------------------------------
Number of Shares                              SIGN HERE

------------------------------------------    ------------------------------------------
Certificate Number(s): (If Available)         Name(s) (Please Print)

------------------------------------------    ------------------------------------------
Address                                       Area Code and Telephone Number

------------------------------------------    ------------------------------------------
City, State, Zip Code                         Signature(s)

                               CERTIFICATE ORDER
                                  DESIGNATION

If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box. In the event you do not designate an order, then if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 7 of the Letter of Transmittal.
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
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 1st
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 2nd
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 3rd
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 4th
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 5th
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 6th
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 7th
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

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

                                    ODD LOTS
                (SEE INSTRUCTION 6 TO THE LETTER OF TRANSMITTAL)

Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
(a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                              CONDITIONAL TENDERS
               (SEE INSTRUCTION 10 TO THE LETTER OF TRANSMITTAL)

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in Sections 1 and 2 thereof. Unless at least such minimum number of shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     The minimum number of shares that must be purchased, if any are purchased, is ____________ shares.

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States hereby guarantees (i) that the above-named person(s) has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (ii) that such tender shares complies with Rule 14e-4, and (ii) to deliver the Depository at one of its addresses set forth above certificate(s) for the shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the shares tendered hereby into the Depository's account at The Depository Trust Company in each case together with a properly completed and duly executed letter(s) of transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.


------------------------------------------    ------------------------------------------
Name of Firm                                  Authorized Signature

------------------------------------------    ------------------------------------------
Address                                       Name

------------------------------------------    ------------------------------------------
City, State, Zip Code                         Title

------------------------------------------
Area Code and Telephone Number

Dated: --------------- , 2002

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

                                        4